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                                                                EXHIBIT 99.17(a)
                                POWER OF ATTORNEY


         We, the undersigned officers and Trustees of Eaton Vance Municipals Trust II, a Massachusetts business trust, do hereby severally constitute and appoint H. Day Brigham, Jr., Thomas J. Fetter and Thomas Otis, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Municipals Trust II with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

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
           Signature                              Title                  Date
           ---------                              -----                  ----
                                           President (Chief
 /s/ Thomas J. Fetter                      Executive Officer)         January 10, 1994
-----------------------------
Thomas J. Fetter

                                           Treasurer and Principal
 /s/ James L. O'Connor                     Financial and Accounting   January 10, 1994
-----------------------------              Officer
James L. O'Connor


 /s/ Donald R. Dwight                      Trustee                    January 10, 1994
-----------------------------
Donald R. Dwight


 /s/ James B. Hawkes                       Trustee                    January 10, 1994
-----------------------------
James B. Hawkes


 /s/ Samuel L. Hayes, III                  Trustee                    January 10, 1994
-----------------------------
Samuel L. Hayes, III


 /s/ Norton H. Reamer                      Trustee                    January 10, 1994
-----------------------------
Norton H. Reamer


 /s/ John L. Thorndike                     Trustee                    January 10, 1994
-----------------------------
John L. Thorndike


 /s/ Jack L. Treynor                       Trustee                    January 10, 1994
-----------------------------
Jack L. Treynor
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